SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]    Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[ ]    Definitive proxy statement.
[ ]    Definitive additional materials.
[X]    Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)      Title of each class of securities to which transaction applies:
       (2)      Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)      Proposed maximum aggregate value of transaction:
       (5)      Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1) Amount Previously Paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

                                                   Date: May 23, 2001

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia's and First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause Wachovia's and First Union's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Wachovia or First Union or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and First Union do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

The proposed transaction will be submitted to Wachovia's and First Union's stockholders for their consideration, and on April 26, 2001 First Union filed a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus of Wachovia and First Union and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive joint proxy statement/prospectus when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397), or to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782).

Wachovia and First Union, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wachovia and First Union in connection with the merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in Wachovia's proxy statement on
Schedule 14A, as filed with the SEC on March 19, 2001. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001. Additional information regarding the interests of those participants may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available.


         PRESS RELEASE ISSUED BY WACHOVIA CORPORATION ANNOUNCING WACHOVIA CORPORATION'S BOARD OF DIRECTORS REJECTION OF SUNTRUST BANKS, INC.'S PROPOSAL

         TRANSCRIPT OF VIDEO MESSAGE PRESENTED BY WACHOVIA CHAIRMAN AND CEO L.M. BAKER, JR. DISCUSSING REJECTION OF SUNTRUST BANKS, INC. PROPOSAL

         LETTER FROM WACHOVIA CORPORATION'S BOARD OF DIRECTORS TO SUNTRUST BANKS, INC.'S BOARD OF DIRECTORS REJECTING SUNTRUST'S UNSOLICITED ACQUISITION PROPOSAL

         LETTER FROM L.M. BAKER, JR. TO WACHOVIA CORPORATION'S SHAREHOLDERS ANNOUNCING WACHOVIA'S REJECTION OF SUNTRUST BANKS, INC.'S PROPOSAL

         INTERNAL MEMO TO WACHOVIA CORPORATION'S SENIOR MANAGERS EXPLAINING THE DECISION TO REJECT SUNTRUST BANKS, INC'S PROPOSAL

         PRESS RELEASE ISSUED BY WACHOVIA CORPORATION REQUESTING SUNTRUST BANKS, INC.'S BOARD OF DIRECTORS ABANDON ITS HOSTILE TAKEOVER PROPOSAL.

         TRANSCRIPT OF VOICE MAIL MESSAGE DELIVERED TO ALL WACHOVIA EMPLOYEES ON MAY 23, 2001 EXPLAINING WACHOVIA CORPORATION'S BOARD OF DIRECTORS DECISION TO REJECT SUNTRUST BANKS, INC.'S UNSOLICITED ACQUISITION PROPOSAL

PRESS RELEASE ISSUED BY WACHOVIA CORPORATION ANNOUNCING WACHOVIA CORPORATION'S BOARD OF DIRECTORS REJECTION OF SUNTRUST BANKS, INC.'S PROPOSAL

For Additional Information:
Ed L. Hutchins, 336-732-4200
ed.hutchins@wachovia.com
May 22, 2001



                 Wachovia Board Rejects SunTrust's Hostile Offer
                 -----------------------------------------------

     SunTrust Proposal Considered Financially and Strategically Unattractive

         Board Reaffirms Commitment to Merger of Equals With First Union
                       That Will Create the "New Wachovia"

      First Union Merger Agreement Amended to Provide Wachovia Shareholders
                               Choice on Dividend

         WINSTON-SALEM, N.C. -- Wachovia Corporation (NYSE: WB) today announced that its board of directors has voted to reject the hostile acquisition proposal from SunTrust Banks Inc. (NYSE: STI) and has reaffirmed its commitment to the planned merger of equals with First Union Corporation (NYSE: FTU).

         Wachovia's board also voted today to amend the merger agreement with First Union to provide Wachovia shareholders a new dividend choice. Once the Wachovia/First Union merger is completed, all Wachovia shareholders will have the option to choose either:

|X| an ongoing cash dividend payment equal to Wachovia's current $2.40 per share annual rate until the new Wachovia's dividend payment meets or exceeds that rate per existing Wachovia share, or
|X| a special cash payment of $0.48 per existing Wachovia share at closing, plus the regular new Wachovia dividend to be set initially at an anticipated annual rate of $1.92 per existing Wachovia share.

         In a letter to shareholders, L.M. Baker Jr., Wachovia chairman and chief executive officer, detailed four primary points regarding SunTrust's hostile proposal: A combined SunTrust/Wachovia will not provide adequate future earnings growth.

|X|      SunTrust has produced lackluster growth over the past two years.
|X| During the first quarter, SunTrust's core earnings per share declined relative to core EPS in both the 1st and 4th quarters of 2000.
|X| SunTrust's inability to grow in important business lines such as trust and asset management, retail brokerage, and select capital markets businesses raises concerns about its operating strategies and ability to sustain core earnings growth.
|X| SunTrust's deteriorating Tier 1 capital ratio calls into question its ability to continue to use aggressive share repurchases as a primary driver of EPS growth.
|X| A combination with SunTrust could act as a drag on Wachovia's expected future earnings growth.


There is serious implementation risk in the SunTrust proposal.

|X| SunTrust is very inexperienced in integration activities, having completed only one transaction with a value greater than $100 million in the past 10 years. The Wachovia transaction is three times larger than any integration attempted to date and is twice as large as the combined assets of all acquisitions completed in the last 10 years.
|X| The cost savings currently promised by SunTrust are significantly greater than those we jointly estimated in December and, in SunTrust's own view at that time, are unrealistically high.
|X| These cost savings could be achieved only through actions that would slow the combined company's growth, hinder lines of business and lessen service quality.
|X| SunTrust projects minimal accretion to earnings per share and, in our view, long-term EPS dilution is more likely.

SunTrust's proposal does not compensate Wachovia shareholders for SunTrust's inadequate future earnings growth and serious implementation risk.

|X| SunTrust's asserted 17% premium to the First Union merger agreement fell to just 5% by the end of the trading day on which it was announced. Clearly SunTrust's stock price cannot support an aggressive hostile transaction.

There is no dividend advantage to SunTrust's hostile proposal.

|X| The original agreement provided a special dividend to Wachovia shareholders equal to the expected present value difference between the Wachovia and First Union dividends.
|X| Wachovia shareholders now can choose instead to continue to receive an ongoing cash dividend payment equal to a minimum of Wachovia's current $2.40 per share under the amended merger agreement with First Union.

         "We looked long and hard, and on multiple occasions, at a combination with SunTrust and concluded it would not work," Baker said. "These discussions validated the belief that our companies have certain common values around customers, employees and shareholders. However, each time the discussions broke off due to the inability to translate those values into working business strategies and operating models. Five months after our discussions broke down, SunTrust is back with a less appealing, hostile proposal to take over Wachovia, and our conclusion is the same: it will not work.
         "In merging with First Union, Wachovia will create a premier, pace-setting financial institution that is well positioned to meet the challenges and opportunities of the future. In our merger of equals, Wachovia and First Union each bring distinctive strengths that complement the other. First Union has invested heavily in technology and has a wide breadth of products and services. Wachovia has earned national acclaim for its high standard of customer service and long-term relationships. By blending these strengths, the new Wachovia will create the leading financial service company on the East Coast, with an excellent platform for delivering superior long-term performance. Together, we have the opportunity to achieve unusually attractive growth in future years. For shareholders, the upside is substantial with immediate earnings accretion and potential for price-earnings multiple expansion. We are enthusiastic about the new Wachovia. We are off to an excellent start.
         "SunTrust has not invested heavily for the future. As compared with either Wachovia or First Union, it does not have the management depth or operational experience or the breadth of product and service offerings that are needed in today's environment to compete on a larger scale. Nor do we believe that there is the right strategic or operational fit between our two companies.
         "We look forward to continuing to serve the best interests of Wachovia's shareholders, customers, employees and communities as we proceed with the creation of the new Wachovia. We remain confident in our vision and firmly committed to its effective execution."
         On April 16, 2001, Wachovia announced a merger of equals with First Union Corporation.

         The investor presentation will be available on www.wachovia.com. The text of Baker's letter to shareholders follows.


                                                            May 22, 2001

         Dear fellow Wachovia shareholder:

         Last week, SunTrust Banks, Inc. made an unsolicited proposal to acquire Wachovia Corporation. This afternoon, Wachovia's board of directors voted to reject SunTrust's proposal and reaffirmed its commitment to the planned merger of equals with First Union Corporation that was proposed to shareholders last month.

         The integration planning for the two companies is proceeding extremely well, reinforcing our excitement over the strong prospects for this combination. We see nothing in the SunTrust proposal to suggest that we should reconsider the First Union merger, which we firmly believe to be in the best interest of Wachovia, its shareholders, employees, customers and the communities we serve. Specifically:

         o We believe a combined SunTrust/Wachovia would grow more slowly and be less profitable than a combined Wachovia/First Union or, for that matter, Wachovia alone.

         o We believe there are insurmountable strategic and operational obstacles to combining SunTrust and Wachovia.

         o We believe that even if Wachovia were seeking to sell itself, which it is not, the potential returns to Wachovia shareholders from a hostile acquisition by SunTrust are unattractive.

         There has been a great deal of speculation and inaccurate and misleading information in the media recently about Wachovia, First Union and SunTrust. Before going into detail on the SunTrust proposal, please allow us to set the record straight.

         Wachovia conducted an intensive review of its business strategy last year. That review reaffirmed our belief that the greatest potential for future growth and profitability lies in non-traditional banking businesses (such as securities brokerage, capital markets, insurance and wealth management) and in non-traditional approaches to traditional businesses (such as our integrated approach to customer relationship management). Over a two-day period in March, we described Wachovia's business strategies to investors. Their response was favorable.

         During our review, we considered whether merging with another financial institution would help us achieve our goals. We knew that partnering with the wrong financial institution would be detrimental to shareholder value. By contrast, we determined that a partnership that broadens our product lines and distribution and enhances market leadership could be advantageous. For several years, we had contemplated the possible advantages of a Wachovia/First Union merger to achieve these objectives. And when Ken Thompson, First Union's new chief executive officer, laid out his company's business strategies last summer it was clear they were remarkably similar to our own.

         At the time, First Union was emerging from a period of some difficulties, mainly arising from two past acquisitions. It was clear that we could not contemplate a merger until Ken Thompson and his new management team had gotten the company clearly on track. When talks with First Union began in earnest in April, an intensive examination of its businesses showed the revitalization of the company and a genuine turnaround. The performance of First Union's shares this year suggests that investors agree with our conclusion.

         The proposed merger of equals with First Union is compelling. It is built on a genuine sharing of strengths and a cooperative determination of business strategies and practices. For shareholders, the upside is substantial earnings accretion from the outset and potential price-earnings multiple expansion in the future. As our management teams have met over this past month to develop business unit strategies, it has been exciting to see the early results of their collaboration. The potential for growth and high performance seems even stronger.

         We have not seen this unique potential in our discussions with SunTrust. Managers from both of our companies have discussed partnering several times over the past decade. These discussions showed that our companies have certain common values around customers, employees and shareholders. However, each time the discussions broke off due to the inability to translate those values into working business strategies and operating models. Time after time, our discussions with SunTrust culminated in the conclusion that these companies could not be combined in a way that realized either the core potential we see in our own businesses or the enhanced potential we would seek for Wachovia shareholders in a merger partner.

         Our discussions in December of last year constituted an intense attempt to find a way to combine our two institutions and again ended without a completed transaction. One after another, Wachovia's senior managers came back from discussions with their counterparts at SunTrust to report that they did not believe the two operations could be combined productively. We concluded that even with me serving as CEO of a combined SunTrust/Wachovia for two years, maintaining the Wachovia name and Wachovia directors filling half the board, the divergent strategies for future growth could not be reconciled.

         That was the point at which we ended discussions in December. The structural issues around our asset management businesses referred to by SunTrust were not, in fact, the only reason for breaking off discussions; rather, they were symbolic of much broader issues. Wachovia has spent five years developing a high-growth, high-profitability model for our wealth and asset management business. We were unable to understand SunTrust's insistence that we return to a lower-performance model previously discarded by Wachovia. That kind of refusal to explore alternatives was endemic to our discussions regarding other primary business issues as well.

         Now we want to discuss four key points about SunTrust's hostile proposal.

         A combined SunTrust/Wachovia will not provide adequate future earnings growth. At a time when Wachovia and First Union are embracing a non-traditional approach to banking, SunTrust remains a traditional bank, and a combined SunTrust/Wachovia is merely a bigger traditional bank. SunTrust has now produced lackluster growth over the past two years. Our examination of SunTrust's businesses leads us to question its ability to reverse this stagnation.

         We are concerned about SunTrust's inability to grow important business lines, such as trust and asset management, and ultimately to sustain core earnings growth. The deterioration in SunTrust's core earnings in the quarter ending March 31, while not a surprise to us, is particularly disconcerting. In that report, SunTrust's profit margins clearly came under pressure, fee income was stagnant, and earnings per share growth was dependent on one-time securities transactions, cost reductions and share repurchases. For all these reasons, we believe that a combination with SunTrust would act as a drag on Wachovia's expected future earnings growth.

         There is serious implementation risk in the SunTrust proposal. SunTrust is very inexperienced in integration activities, having completed only one transaction with a value greater than $100 million in the past 10 years. The Wachovia transaction is three times larger than any integration attempted to date by SunTrust and is twice as large as the combined assets of all its acquisitions completed in the last 10 years. The fundamental strategic differences already described are, we believe, crippling to the success of any future combination. But even if they could be overcome, the cost savings promised by SunTrust are significantly greater than those we jointly estimated in our December discussions. In our view (and in SunTrust's own view last December), these new cost savings numbers are unrealistically high. They could be achieved only through actions that would slow the combined company's growth, hinder lines of business, and lessen service quality. Even if the promised cost savings were achieved, SunTrust projects minimal accretion to earnings per share. If our view of the integration issues is correct, long-term earnings per share dilution would be a more likely outcome. Even when using SunTrust's aggressive assumptions, we expect the Wachovia/First Union merger to be approximately twice as accretive as the SunTrust proposal.

         SunTrust's proposal does not compensate Wachovia shareholders for SunTrust's inadequate future earnings growth and serious implementation risk. SunTrust is proposing a hostile transaction that is less attractive in many ways than the combination we considered last December. By the end of the day it was announced, the asserted 17% premium to the First Union merger agreement fell to just 5%. Clearly the SunTrust stock price cannot support an aggressive hostile transaction.

         There is no dividend advantage to SunTrust's hostile proposal. The amended merger agreement with First Union provides Wachovia shareholders the ability to continue to receive their existing annual dividend payment of $2.40 per share. Once the Wachovia/First Union merger is completed, all Wachovia shareholders will have the option to choose either:

         o an ongoing cash dividend payment equal to Wachovia's current $2.40 per share annual rate until the new Wachovia's dividend payment meets or exceeds that rate per existing Wachovia share, or

         o a special cash payment of $0.48 per existing Wachovia share at closing, plus the regular new Wachovia dividend to be set initially at an anticipated annual rate of $1.92 per existing Wachovia share.

         Future dividends are going to depend on the growth of the combined company, and we are convinced that the new Wachovia can grow its dividends more rapidly than SunTrust.




         The bottom line is: our merger of equals with First Union is a thoughtful, responsible strategic combination. It is off to an excellent start. We have looked long and hard, and on multiple occasions, at a merger with SunTrust, and concluded it just would not work. Five months after our last discussions broke down, SunTrust is back with a less appealing hostile proposal to take over Wachovia, and our conclusion is the same: it will not work.

         We reject SunTrust's hostile takeover bid and we remain fully committed to our merger with First Union.

         We firmly believe that when you consider our reasons, you will support this decision. We will be sending you detailed information in the coming weeks about the new Wachovia and asking for your support.

         On Behalf of Your Board of Directors

         Sincerely,


         L.M. Baker, Jr.
         Chairman and Chief Executive Officer

         Wachovia Corporation, with dual headquarters in Atlanta and Winston-Salem, N.C., is a leading financial holding company serving regional, national and international markets. As of March 31, 2001, Wachovia had assets of $75.6 billion. Member companies offer consumer and commercial banking, bank card, asset and wealth management, capital markets and investment banking, community development finance, brokerage and insurance services. Wachovia Bank, N.A., the principal subsidiary, has nearly 650 offices and 1,350 ATMs primarily in Florida, Georgia, North Carolina, South Carolina and Virginia.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation,
(i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information:
You are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia when it becomes available, because it will contain important information. You may obtain a free copy of the preliminary joint proxy statement/prospectus filed as part of First Union's registration statement on Form S-4, and other filings containing information about First Union and Wachovia, including the definitive joint proxy statement/prospectus when it becomes available, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, 704-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street, Winston-Salem, NC 27150, 888-492-6397. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of First Union and Wachovia on April 16, 2001.



TRANSCRIPT OF VIDEO MESSAGE PRESENTED BY WACHOVIA CHAIRMAN AND CEO L.M. BAKER, JR. DISCUSSING REJECTION OF SUNTRUST BANKS, INC. PROPOSAL


L.M "Bud" Baker
Chairman & CEO
Wachovia Corporation

SOUNDBITE ONE:
On a number of occasions, we have had the opportunity to talk to SunTrust, about possible strategic combinations. We have never been able to make a combination with SunTrust work, and we have been trying for some considerable period of time.

SOUNDBITE TWO:
We are diametrically, absolutely, the opposite case, when we look at how we go to customers, how we think about the organization of our lines of business, in our approach to customers, how we think about rewarding our people and recognizing their performance, our financial controls, our risk management systems, doesn't mean that they're wrong or we're wrong, it just means that we are radically different and if you're going to compete in the kind of world we see out there today, you have to have your strategies in place, lined up, and in agreement, so that your people know where you're going, and you have to be able to move forward forcefully with those stragties. We were unable in December to achieve that kind of agreement, on the basic organization of the company with SunTrust. We were unable to get SunTrust to recognize the importance of key lines of business, relating to Wachovia, quite frankly we were unable to get the officers of SunTrust to engage in any meaningful discussion, about the kind of differences that we might have in organizational structure. And so we could not find the satisfaction we needed to be able to understand that Wachovia and SunTrust could possibly come together, in a combination that would ultimately create great value for our shareholders. And that raised the possibility, the very dangerous possibility, that a merger between Wachovia and Sun Trust which is not clearly thought through, could produce in fact earnings delusion for our shareholders and ultimate loss of value.

SOUNDBITE THREE:
The question is can the share price of SunTrust be maintained in the face of the very difficult integration process they would have in a hostile and aggressive takeover of a company that does not wish to be bought. And so it is not a compelling offer, it is simply made, I believe, in the opportunistic hope that they can someone how upset the First Union transaction and somehow achieve some sort of victory over Wachovia.

SOUNDBITE FOUR:
But the real issue is when you look at the final company, when you look at the merger of equals, between Wachovia and First Union, and to see the incredible power of this company in the market place and our ability to serve customers in an extraordinary way and to bring exceptional value to shareholders.

SOUNDBITE FIVE:
There is absolute agreement between Ken Thompson, the CEO of First Union, and myself and our senior officers, about our objectives in the future. Our objectives are to serve the interest of our shareholders, to serve our costumers in an extraordinary manner, and to serve the communities in which we live and in which we have prospered over time. I think these are meaningful goals and they are absolute aspirations of the new company.



LETTER FROM WACHOVIA CORPORATION'S BOARD OF DIRECTORS TO SUNTRUST BANKS, INC.'S BOARD OF DIRECTORS REJECTING SUNTRUST'S UNSOLICITED ACQUISITION PROPOSAL


May 22, 2001

The Board of Directors
SunTrust Banks, Inc.
303 Peachtree Street, N.E.
Atlanta, Georgia 30308

Dear Members of the Board:

We were disappointed to receive the unsolicited proposal from SunTrust that was delivered to the Wachovia board from Mr. Humann on May 14, 2001. Please be assured that our board of directors entered into the agreement with First Union after a careful review of all of Wachovia's strategic options, including the possibility of exploring further discussions with SunTrust. These options were thoroughly examined and we remain confident in our chosen strategy. Indeed, SunTrust's recent negative advertisements, press strategy and hostile conduct further buttress our prior conclusions as to the incompatibility of SunTrust and Wachovia as merger partners.

As we are sure you are aware, Wachovia's board has a long and thorough knowledge of your company. In the fall of 1997 and again in the late fall of 2000, extensive due diligence was undertaken by both organizations in a good faith effort to ascertain the long-term benefits to our shareholders of merging our organizations.

In January of this year, Wachovia's board reviewed very carefully its strategic options, including yet again a review of a possible merger with SunTrust. With our knowledge of your organization and its operations, the financial considerations and other important issues we must consider in the exercise of our business judgment, the board concluded that a combination of our institutions would not be advantageous to Wachovia's shareholders.

On April 15, the Wachovia board approved and entered into a merger agreement with First Union. The Wachovia board of directors met again today to review the unsolicited proposal you publicly announced last week to acquire Wachovia. After giving it careful and objective consideration and with the advice of our financial and legal advisors, our board once again strongly reaffirmed its commitment to our strategic merger with First Union.

Our firmly held view is that a combination with SunTrust is simply the wrong transaction for Wachovia, its shareholders and other key constituencies. Our reasons for reaching this conclusion are set forth in greater detail in a letter we are sending to our shareholders (a copy of which is attached).

We hope that you will respect our decision and ask that you abandon your current strategy. We acted in good faith last fall when we mutually explored a possible SunTrust/Wachovia transaction - a concept we have each explored on numerous occasions to no avail. We agreed with the decision to terminate discussions following the unanimous determination of our senior management team that a SunTrust transaction was not in Wachovia's best interests.

A continuation of your current efforts is not in anyone's interest. The Wachovia board is committed to the First Union transaction, and we are confident that it will receive the support of our shareholders. Continued efforts on SunTrust's part will be expensive, time-consuming and disruptive to the customers and employees of both of our organizations and distracting to our respective management teams. SunTrust lost $1.4 billion, or 7.4% of its total shareholder value, on the day of announcement. Further hostile actions will not serve SunTrust's or Wachovia's best interests.

We sincerely urge you to respect our decision and to withdraw. We think we will both serve our shareholders, customers, employees and communities best by competing in the banking business.

On Behalf of the Board of Directors

Sincerely,



L. M. Baker, Jr., Chairman, President
         and Chief Executive Officer

LETTER FROM L.M. BAKER, JR. TO WACHOVIA CORPORATION'S SHAREHOLDERS ANNOUNCING WACHOVIA'S REJECTION OF SUNTRUST BANKS, INC.'S PROPOSAL

                                                           May 22, 2001

Dear Fellow Wachovia Shareholder:

Last week, SunTrust Banks, Inc. made an unsolicited proposal to acquire Wachovia Corporation. This afternoon, Wachovia's board of directors voted to reject SunTrust's proposal and reaffirmed its commitment to the planned merger of equals with First Union Corporation that was proposed to shareholders last month.

The integration planning for the two companies is proceeding extremely well, reinforcing our excitement over the strong prospects for this combination. We see nothing in the SunTrust proposal to suggest that we should reconsider the First Union merger, which we firmly believe to be in the best interest of Wachovia, its shareholders, employees, customers and the communities we serve.
Specifically:

o We believe a combined SunTrust/Wachovia would grow more slowly and be less profitable than a combined Wachovia/First Union or, for that matter, Wachovia alone.

o We believe there are insurmountable strategic and operational obstacles to combining SunTrust and Wachovia.

o We believe that even if Wachovia were seeking to sell itself, which it is not, the potential returns to Wachovia shareholders from a hostile acquisition by SunTrust are unattractive.

There has been a great deal of speculation and inaccurate and misleading information in the media recently about Wachovia, First Union and SunTrust. Before going into detail on the SunTrust proposal, please allow us to set the record straight.

Wachovia conducted an intensive review of its business strategy last year. That review reaffirmed our belief that the greatest potential for future growth and profitability lies in non-traditional banking businesses (such as securities brokerage, capital markets, insurance and wealth management) and in non-traditional approaches to traditional businesses (such as our integrated approach to customer relationship management). Over a two-day period in March, we described Wachovia's business strategies to investors. Their response was favorable.

During our review, we considered whether merging with another financial institution would help us achieve our goals. We knew that partnering with the wrong financial institution would be detrimental to shareholder value. By contrast, we determined that a partnership that broadens our product lines and distribution and enhances market leadership could be advantageous. For several years, we had contemplated the possible advantages of a Wachovia/First Union merger to achieve these objectives. And when Ken Thompson, First Union's new chief executive officer, laid out his company's business strategies last summer it was clear they were remarkably similar to our own.

At the time, First Union was emerging from a period of some difficulties, mainly arising from two past acquisitions. It was clear that we could not contemplate a merger until Ken Thompson and his new management team had gotten the company clearly on track. When talks with First Union began in earnest this April, an intensive examination of its businesses showed the revitalization of the company and a genuine turnaround. The performance of First Union's shares this year suggests that investors agree with our conclusion.

The proposed merger of equals with First Union is compelling. It is built on a genuine sharing of strengths and a cooperative determination of business strategies and practices. For shareholders, the upside is substantial earnings accretion from the outset and potential price-earnings multiple expansion in the future. As our management teams have met over this past month to develop business unit strategies, it has been exciting to see the early results of their collaboration. The potential for growth and high performance seems even stronger.

We have not seen this unique potential in our discussions with SunTrust. Managers from both of our companies have discussed partnering several times over the past decade. These discussions showed that our companies have certain common values around customers, employees and shareholders. However, each time the discussions broke off due to the inability to translate those values into working business strategies and operating models. Time after time, our discussions with SunTrust culminated in the conclusion that these companies could not be combined in a way that realized either the core potential we see in our own businesses or the enhanced potential we would seek for Wachovia shareholders in a merger partner.

Our discussions in December of last year constituted an intense attempt to find a way to combine our two institutions and again ended without an acceptable transaction. One after another, Wachovia's senior managers came back from discussions with their counterparts at SunTrust to report that they did not believe the two operations could be combined productively. We concluded that even with me serving as CEO of a combined SunTrust/Wachovia for two years, maintaining the Wachovia name and Wachovia directors filling half the board, the divergent strategies for future growth could not be reconciled.

That was the point at which we ended discussions in December. The structural issues around our asset management businesses referred to by SunTrust were not, in fact, the only reason for breaking off discussions; rather, they were symptomatic of much broader issues. Wachovia has spent five years developing a high-growth, high-profitability model for our wealth and asset management business. We were unable to understand SunTrust's insistence that we return to a lower-performance model previously discarded by Wachovia. That kind of refusal to explore alternatives was endemic to our discussions regarding other primary business issues as well.

Now we want to discuss four key points about SunTrust's hostile proposal.

A combined SunTrust/Wachovia will not provide adequate future earnings growth. At a time when Wachovia and First Union are embracing a non-traditional approach to banking, SunTrust remains a traditional bank, and a combined
SunTrust/Wachovia is merely a bigger traditional bank. SunTrust has now produced lackluster growth over the past two years. Our examination of SunTrust's businesses leads us to question its ability to reverse this stagnation.

We are concerned about SunTrust's inability to grow important business lines, such as trust and asset management, and ultimately to sustain core earnings growth. The deterioration in SunTrust's core earnings in the quarter ending March 31, while not a surprise to us, is particularly disconcerting. In that report, Sun Trust's profit margins clearly came under pressure, fee income was stagnant, and earnings per share growth was dependent on one-time securities transactions, cost reductions and share repurchases. For all these reasons, we believe that a combination with SunTrust would act as a drag on Wachovia's expected future earnings growth.

There is serious implementation risk in the SunTrust proposal. SunTrust is very inexperienced in integration activities, having completed only one transaction with a value greater than $100 million in the past 10 years. The Wachovia transaction is three times larger than any integration attempted to date by SunTrust and is twice as large as the combined assets of all its acquisitions completed in the last 10 years. The fundamental strategic differences already described are, we believe, crippling to the success of any future combination. But even if they could be overcome, the cost savings promised by SunTrust are significantly greater than those we jointly estimated in our December discussions. In our view (and in SunTrust's own view last December), these new cost savings numbers are unrealistically high. They could be achieved only through actions that would slow the combined company's growth, hinder lines of business, and lessen service quality. Even if the promised cost savings were achieved, SunTrust projects minimal accretion to earnings per share. If our view of the integration issues is correct, long-term earnings per share dilution would be a more likely outcome. Even when using SunTrust's aggressive assumptions, we expect the Wachovia/First Union merger to be approximately twice as accretive as the SunTrust proposal.

SunTrust's proposal does not compensate Wachovia shareholders for SunTrust's inadequate future earnings growth and serious implementation risk. SunTrust is proposing a hostile transaction that is less attractive in many ways than the combination we considered last December.
By the end of the day it was announced, the asserted 17% premium to the First Union merger agreement fell to just 5%. Clearly the SunTrust stock price cannot support an aggressive hostile transaction.

There is no dividend advantage to SunTrust's hostile proposal. The amended merger agreement with First Union provides Wachovia shareholders the ability to continue to receive their existing annual dividend payment of $2.40 per share. Once the Wachovia/First Union merger is completed, all Wachovia shareholders will have the option to choose either:

         o an ongoing cash dividend payment equal to Wachovia's current $2.40 per share annual rate until the new Wachovia's dividend payment meets or exceeds that rate per existing Wachovia share, or
         o    a special cash payment of $0.48 per existing Wachovia share at closing, plus the regular new Wachovia dividend to be set
              initially at an anticipated annual rate of $1.92 per existing Wachovia share.

Future dividends are going to depend on the growth of the combined company, and we are convinced that the new Wachovia can grow its dividends more rapidly than SunTrust.

The bottom line is: our merger of equals with First Union is a thoughtful, responsible strategic combination. It is off to an excellent start. We have looked long and hard, and on multiple occasions, at a merger with SunTrust, and concluded it just would not work. Five months after our last discussions broke down, SunTrust is back with a less appealing hostile proposal to take over Wachovia, and our conclusion is the same: it will not work.

We reject SunTrust's hostile takeover bid and we remain fully committed to our merger with First Union.

We firmly believe that when you consider our reasons, you will support this decision. We will be sending you detailed information in the coming weeks about the new Wachovia and asking for your support.

On Behalf of Your Board of Directors

Sincerely,




L.M. Baker, Jr.
Chairman and Chief Executive Officer


This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation,
(i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information:
You are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia when it becomes available, because it will contain important information. You may obtain a free copy of the preliminary joint proxy statement/prospectus filed as part of First Union's registration statement on Form S-4, and other filings containing information about First Union and Wachovia, including the definitive joint proxy statement/prospectus when it becomes available, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, 704-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street, Winston-Salem, NC 27150, 888-492-6397. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of First Union and Wachovia on April 16, 2001.


INTERNAL MEMO TO WACHOVIA CORPORATION'S SENIOR MANAGERS EXPLAINING THE DECISION TO REJECT SUNTRUST BANKS, INC'S PROPOSAL


To:               Senior Managers of Wachovia Companies

From:             L.M. Baker, Jr.

Date:             May 22, 2001

Subject:          Board Rejects SunTrust's Hostile Offer

Last week, SunTrust Bank Inc. made an unsolicited proposal to acquire Wachovia Corporation. This afternoon, Wachovia's board of directors voted to reject SunTrust's proposal and reaffirmed its commitment to the planned merger of equals with First Union Corporation. The SunTrust proposal does not benefit our employees, customers or shareholders and does not give Wachovia any reason to abandon the proposed First Union merger and accede to a hostile acquisition.

During the last year, Wachovia's senior executive management conducted an intensive review of its business strategy. That review reaffirmed our belief that the greatest potential for future growth and profitability lies in non-traditional banking businesses (such as securities brokerage, capital markets, insurance and wealth management) and in non-traditional approaches to traditional businesses (such as our integrated approach to customer relationship management). As you know, we described our business strategies to investors in March, and their response was favorable.

Also during the business strategy review last year, careful consideration was given to the possibility that Wachovia's ability to achieve its strategic goal could be enhanced through a partnership with the right financial institution. The right partnership could broaden product lines and distribution and enhance market leadership. We also determined that a partnership with the wrong financial institution could be detrimental to shareholder value. We have considered such partnerships with First Union and SunTrust.

The merger of equals proposed with First Union is compelling. The business strategies First Union's new CEO Ken Thompson outlined last summer were remarkably similar to Wachovia's. However, First Union was emerging from a period of some difficulty mainly arising from two past acquisitions. It was clear that a merger could not be contemplated until Ken and his new management team had gotten the company clearly on track. When talks resumed in April 2000, our due diligence team conducted an intensive examination of First Union's businesses revealing that a genuine turnaround had occurred. The performance of First Union's stock this year suggests that investors share our conclusion.

A SunTrust/Wachovia partnership also was investigated as a possible combination. Our respective managers now have discussed such a partnership several times in the past decade. Each time discussions have broken off because of differences in core long-term business strategies and operating models. The discussions in December of last year constituted an intense attempt to determine if it was in the best interests of all parties to combine our two institutions. Wachovia's senior managers consistently came back from discussions with their SunTrust counterparts to report that it was not.

We concluded in December that even with me serving as CEO for the first two years after completing a transaction with SunTrust and with Wachovia directors filling half the board of a combined SunTrust/Wachovia, our divergent strategies for future growth could not be reconciled. It was evident that Wachovia would be stronger operating independently than it would be by entering into such a partnership. Wachovia, like First Union, strongly believes that in the future the most profitable financial services companies will be those pursuing a non-traditional approach.

Symbolic of this non-traditional approach and the success that can result is the business model Wachovia has implemented in Asset and Wealth Management. This model has been very profitable and resulted in high growth. SunTrust insisted that Wachovia return to the previous model that had not produced the desired results. Similar differences became apparent in discussions about other key lines of business.

Details of the SunTrust proposal and our view of each key piece are outlined in a letter that will be mailed to shareholders tomorrow and in an analysis of the SunTrust hostile offer that is available to you and your employees on WNFO.

Feedback from employees and shareholders has shown that two elements of Wachovia's proposed merger with First Union - my personal pension benefits and the confusion about the dividend shareholders would receive from the new Wachovia - have distracted some from recognizing the many benefits of this combination. Last week, I announced that I would not accept any increase in retirement compensation. In addition, the amended merger agreement with First Union provides Wachovia shareholders the ability to continue to receive their existing annual dividend payment of $2.40 per share. Once the Wachovia/First Union merger is completed, all Wachovia shareholders will have the option to choose either:

         an ongoing cash dividend payment equal to Wachovia's current $2.40 per share annual rate until the new Wachovia's dividend payment meets or exceeds that rate per existing Wachovia share, or a special cash payment of $0.48 per existing Wachovia share at closing, plus the regular new Wachovia dividend to be set initially at an anticipated annual rate of $1.92 per existing Wachovia share.

By eliminating these distractions, we hope that all stakeholders will realize the long-term benefits and opportunities that the proposed First Union/Wachovia merger provides.

Please share information with your employees and encourage them to read the materials available on WNFO. This information will help them personally understand this process and provide direction on how they should discuss this topic with their customers.

Wachovia's merger of equals with First Union is a thoughtful, responsible strategic combination. As Bob McCoy shared with you last week, our integration process is off to an excellent start. In the past, careful consideration has been given to a merger with SunTrust but to no avail. SunTrust's latest proposal is less attractive than those previously presented, and I fully support our board's decision to reject it. As we were prior to the announcement of SunTrust's proposal last week, Wachovia is fully committed to our proposed merger with First Union. It is the best transaction for our employees, customers, shareholders and the communities we serve.


This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation,
(i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information:
You are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia when it becomes available, because it will contain important information. You may obtain a free copy of the preliminary joint proxy statement/prospectus filed as part of First Union's registration statement on Form S-4, and other filings containing information about First Union and Wachovia, including the definitive joint proxy statement/prospectus when it becomes available, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, 704-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street, Winston-Salem, NC 27150, 888-492-6397. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of First Union and Wachovia on April 16, 2001.

PRESS RELEASE ISSUED BY WACHOVIA CORPORATION REQUESTING SUNTRUST BANKS, INC.'S BOARD OF DIRECTORS ABANDON ITS HOSTILE TAKEOVER PROPOSAL


                                                    [WACHOVIA LOGO APPEARS HERE]
--------------------------------------------------------------------------------
News Announcement

                                                     Wachovia Corporation
                                                     Atlanta, GA  30383
                                                     Winston-Salem, NC  27150

     For Additional Information:
     Robert S. McCoy, Jr.
     Chief Financial Officer, 336-732-5926

     Marsha L. Smunt
     Investor Relations, 336-732-5788

     May 23, 2001


    Wachovia Board Calls on SunTrust to Abandon its Hostile Takeover Proposal
    -------------------------------------------------------------------------


         WINSTON-SALEM, N.C. - Wachovia Corporation (NYSE: WB) announced today that its board of directors has called on the board of SunTrust Banks Inc. to abandon its hostile takeover proposal. Calling SunTrust's effort expensive, time consuming and disruptive to customers and employees of both organizations, the Wachovia board noted that SunTrust lost $1.4 billion, or
     7.4 percent of its total shareholder value, on the day its unsolicited offer was announced.
              On April 16, 2001, Wachovia announced a merger of equals with First Union Corporation (NYSE: FTU). The Wachovia board has strongly reaffirmed its commitment to that merger.
              The text of the letter to SunTrust's board follows:

     May 22, 2001

     The Board of Directors
     SunTrust Banks, Inc.
     303 Peachtree Street, N.E.
     Atlanta, Georgia 30308

     Dear Members of the Board:

     We were disappointed to receive the unsolicited proposal from SunTrust that was delivered to the Wachovia board from Mr. Humann on May 14, 2001. Please be assured that our board of directors entered into the agreement with First Union after a careful review of all of Wachovia's strategic options, including the possibility of exploring further discussions with SunTrust. These options were thoroughly examined, and we remain confident in our chosen strategy. Indeed, SunTrust's recent negative advertisements, press strategy and hostile conduct further buttress our prior conclusions as to the incompatibility of SunTrust and Wachovia as merger partners.

     As we are sure you are aware, Wachovia's board has a long and thorough knowledge of your company. In the fall of 1997 and again in the late fall of 2000, extensive due diligence was undertaken by both organizations in a good faith effort to ascertain the long-term benefits to our shareholders of merging our organizations.

     In January of this year, Wachovia's board reviewed very carefully its strategic options, including yet again a review of a possible merger with SunTrust. With our knowledge of your organization and its operations, the financial considerations and other important issues we must consider in the exercise of our business judgment, the board concluded that a combination of our institutions would not be advantageous to Wachovia's shareholders.

     On April 15, the Wachovia board approved and entered into a merger agreement with First Union. The Wachovia board of directors met again today to review the unsolicited proposal you publicly announced last week to acquire Wachovia. After giving it careful and objective consideration and with the advice of our financial and legal advisors, our board once again strongly reaffirmed its commitment to our strategic merger with First Union.

     Our firmly held view is that a combination with SunTrust is simply the wrong transaction for Wachovia, its shareholders and other key constituencies. Our reasons for reaching this conclusion are set forth in greater detail in a letter we are sending to our shareholders (a copy of which is attached).

     We hope that you will respect our decision and ask that you abandon your current strategy. We acted in good faith last fall when we mutually explored a possible SunTrust/Wachovia transaction - a concept we have each explored on numerous occasions to no avail. We agreed with the decision to terminate discussions following the unanimous determination of our senior management team that a SunTrust transaction was not in Wachovia's best interests.

     A continuation of your current efforts is not in anyone's interest. The Wachovia board is committed to the First Union transaction, and we are confident that it will receive the support of our shareholders. Continued efforts on SunTrust's part will be expensive, time-consuming and disruptive to the customers and employees of both of our organizations and distracting to our respective management teams. SunTrust lost $1.4 billion, or 7.4 percent of its total shareholder value, on the day of announcement. Further hostile actions will not serve SunTrust's or Wachovia's best interests.

     We sincerely urge you to respect our decision and to withdraw. We think we will both serve our shareholders, customers, employees and communities best by competing in the banking business.

     Sincerely,


     L. M. Baker, Jr., Chairman, President
         and Chief Executive Officer

         Wachovia Corporation, with dual headquarters in Atlanta and Winston-Salem, N.C., is a leading financial holding company serving regional, national and international markets. As of March 31, 2001, Wachovia had assets of $75.6 billion. Member companies offer consumer and commercial banking, bank card, asset and wealth management, capital markets and investment banking, community development finance, brokerage and insurance services. Wachovia Bank, N.A., the principal subsidiary, has nearly 650 offices and 1,350 ATMs primarily in Florida, Georgia, North Carolina, South Carolina and Virginia.

     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule;
     (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

     Additional Information:
     You are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia when it becomes available, because it will contain important information. You may obtain a free copy of the preliminary joint proxy statement/prospectus filed as part of First Union's registration statement on Form S-4, and other filings containing information about First Union and Wachovia, including the definitive joint proxy statement/prospectus when it becomes available, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, 704-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street, Winston-Salem, NC 27150, 888-492-6397. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of First Union and Wachovia on April 16, 2001.

TRANSCRIPT OF VOICE MAIL MESSAGE DELIVERED TO ALL WACHOVIA EMPLOYEES ON MAY 23, 2001 EXPLAINING WACHOVIA CORPORATION'S BOARD OF DIRECTORS DECISION TO REJECT SUNTRUST BANKS, INC.'S UNSOLICITED ACQUISITION PROPOSAL

This is for all Wachovia employees. Please listen carefully to the following message.

The following message is from Bud Baker:

As you all know, SunTrust very publicly announced an aggressive and hostile bid to acquire Wachovia last week. Wachovia's board of directors has voted to reject SunTrust's proposal and to reaffirm our commitment to First Union. I fully support their decision. The proposal did not benefit our employees, customers or shareholders, nor did it give Wachovia any reason to abandon our proposed alliance with First Union.

In the past year, your senior executive team has had conversations with First Union and SunTrust to evaluate whether a potential partnership would help Wachovia achieve its potential more effectively than remaining independent. Wachovia was not for sale then and is not for sale today. The First Union merger of equals was determined to be the correct strategic decision.

The board also, decided during the meeting yesterday, to increase the dividend that shareholders will receive in the proposed merger with First Union. Having addressed the dividend and any questions about my own personal benefits, we hope that any distractions have been eliminated that may prevent all stakeholders from considering the real benefits and opportunities the proposed First Union merger provides.

More detailed information about the SunTrust proposal and why it was rejected is available on WNFO. Please take a moment to read these materials so that you will have a better understanding of the board's decision and the benefits of the proposed merger with First Union. This information will help you respond to related questions or comments you may receive from customers.

I also want to express my appreciation to you for not allowing distraction by these events and for your continued dedication to the business at hand and to superior customer service. I am proud to serve with you in Wachovia.